UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☒     Definitive Additional Materials
☐     Soliciting Material Pursuant to §240.14a-12

Logitech International S.A.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11 logitech

LOGITECH INTERNATIONAL S.A.
C/O LOGITECH INC.
7700 GATEWAY BLVD.
NEWARK, CA 94560

D89076-P77493

Your **Vote** Counts!

LOGITECH INTERNATIONAL S.A.

2022 Annual General Meeting
Vote by September 8, 2022
11:59 PM ET

You invested in LOGITECH INTERNATIONAL S.A. and it's time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. **This is an important notice regarding the availability of proxy material(s) for the shareholder meeting to be held on September 14, 2022.**

Get informed before you vote

View the 2022 Invitation, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s), including a proxy card to vote by mail, by requesting prior to August 31, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

September 14, 2022
2:00 PM, CEST

SwissTech Convention Center, EPFL
Lausanne, Switzerland

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Approval of the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2022	For
2.	Advisory vote on executive compensation	For
3.	Appropriation of retained earnings and declaration of dividend	For
4.	Amendment of the Articles regarding the creation of an authorized capital	For
5.	Amendment of the Articles regarding the holding of virtual shareholder meetings	For
6.	Amendment of the Articles regarding the name of the municipality in which Logitech's registered seat is located	For
7.	Amendment and restatement of the 2006 Stock Incentive Plan, including an increase to the number of shares available for issuance under the Plan	For
8.	Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2022	For
9.	Elections to the Board of Directors	
	9A. Re-election of Dr. Patrick Aebischer	For
	9B. Re-election of Ms. Wendy Becker	For
	9C. Re-election of Dr. Edouard Bugnion	For
	9D. Re-election of Mr. Bracken Darrell	For
	9E. Re-election of Mr. Guy Gecht	For
	9F. Re-election of Ms. Marjorie Lao	For
	9G. Re-election of Ms. Neela Montgomery	For
	9H. Re-election of Mr. Michael Polk	For
	9I. Re-election of Ms. Deborah Thomas	For
	9J. Election of Mr. Christopher Jones	For
	9K. Election of Mr. Kwok Wang Ng	For
	9L. Election of Mr. Sascha Zahnd	For
10.	Election of the Chairperson of the Board	For
11.	Elections to the Compensation Committee	
	11A Re-election of Dr. Edouard Bugnion	For
	11B Re-election of Ms. Neela Montgomery	For
	11C Re-election of Mr. Michael Polk	For
	11D Election of Mr. Kwok Wang Ng	For
12.	Approval of Compensation for the Board of Directors for the 2022 to 2023 Board Year	For
13.	Approval of Compensation for the Group Management Team for fiscal year 2024	For
14.	Re-election of KPMG AG as Logitech's auditors and ratification of the appointment of KPMG LLP as Logitech's independent registered public accounting firm for fiscal year 2023	For
15.	Re-election of Etude Regina Wenger & Sarah Keiser-Wüger as Independent Representative	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

logitech

LOGITECH INTERNATIONAL S.A.
C/O LOGITECH INC.
7700 GATEWAY BLVD.
NEWARK, CA 94560

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 8, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 8, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D89066-P77493

LOGITECH INTERNATIONAL S.A.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
1. Approval of the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2022	☐	☐	☐
2. Advisory vote on executive compensation	☐	☐	☐
3. Appropriation of retained earnings and declaration of dividend	☐	☐	☐
4. Amendment of the Articles regarding the creation of an authorized capital	☐	☐	☐
5. Amendment of the Articles regarding the holding of virtual shareholder meetings	☐	☐	☐
6. Amendment of the Articles regarding the name of the municipality in which Logitech's registered seat is located	☐	☐	☐
7. Amendment and restatement of the 2006 Stock Incentive Plan, including an increase to the number of shares available for issuance under the Plan	☐	☐	☐
8. Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2022	☐	☐	☐
9. Elections to the Board of Directors			
9A. Re-election of Dr. Patrick Aebischer	☐	☐	☐
9B. Re-election of Ms. Wendy Becker	☐	☐	☐
9C. Re-election of Dr. Edouard Bugnion	☐	☐	☐
9D. Re-election of Mr. Bracken Darrell	☐	☐	☐
9E. Re-election of Mr. Guy Gecht	☐	☐	☐
9F. Re-election of Ms. Marjorie Lao	☐	☐	☐
9G. Re-election of Ms. Neela Montgomery	☐	☐	☐
9H. Re-election of Mr. Michael Polk	☐	☐	☐
9I. Re-election of Ms. Deborah Thomas	☐	☐	☐
9J. Election of Mr. Christopher Jones	☐	☐	☐
9K. Election of Mr. Kwok Wang Ng	☐	☐	☐
9L. Election of Mr. Sascha Zahnd	☐	☐	☐
10. Election of the Chairperson of the Board	☐	☐	☐
11. Elections to the Compensation Committee			
11A Re-election of Dr. Edouard Bugnion	☐	☐	☐
11B Re-election of Ms. Neela Montgomery	☐	☐	☐
11C Re-election of Mr. Michael Polk	☐	☐	☐
11D Election of Mr. Kwok Wang Ng	☐	☐	☐
12. Approval of Compensation for the Board of Directors for the 2022 to 2023 Board Year	☐	☐	☐
13. Approval of Compensation for the Group Management Team for fiscal year 2024	☐	☐	☐
14. Re-election of KPMG AG as Logitech's auditors and ratification of the appointment of KPMG LLP as Logitech's independent registered public accounting firm for fiscal year 2023	☐	☐	☐
15. Re-election of Etude Regina Wenger & Sarah Keiser-Wüger as Independent Representative	☐	☐	☐
If additional proposals or amended proposals in connection with the above proposals are formulated at the Annual General Meeting, I instruct the Independent Representative to vote in favor of the recommendations of the Board (For), against the proposals (Against) or abstain (Abstain) as follows:	☐	☐	☐

If you are a registered shareholder, to the extent that you do not give specific voting instructions with respect to one or several of the above proposals, by signing this form you instruct the Independent Representative to exercise your vote in favor of the recommendations of the Board of Directors on the corresponding proposals contained in the Invitation and Proxy Statement as well as on new proposals and amended proposals that could be formulated during the course of the Annual General Meeting.

	Yes	No
I/we hereby authorize a person named on the reverse to act as my/our Proxy to present me/us at the Annual General Meeting and ask you to send an admission card directly to such person.		☐
I/we will **personally** attend the Annual General Meeting and ask you to send me/us an admission card to my/our name(s).	☐	☐
I/we authorize the **Independent Representative**, Etude Regina Wenger and Sarah Keiser-Wüger, Notary Public, Rue Caroline 1, 1003 Lausanne, Switzerland, to represent me/us at the Annual General Meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The 2022 Invitation, Proxy Statement and Annual Report are available at www.proxyvote.com.

D89067-P77493

Invitation to the 34th Annual General Meeting of LOGITECH INTERNATIONAL S.A.

Wednesday, September 14, 2022 – 2:00 PM CEST (registration starts at 1:30 PM CEST) at the SwissTech Convention Center, EPFL - Lausanne, Switzerland

If you do not appoint a proxy below or make arrangements to attend and vote these shares at the Annual General Meeting, your proxy will be assigned to the Independent Representative to represent you. Please provide your voting instructions by marking the applicable boxes on the reverse side. If you sign and return this Proxy Card without giving specific voting instructions for some or all agenda items, you thereby give instructions to the Independent Representative to vote these shares in accordance with the recommendations of the Board of Directors for such agenda items as well as for new and amended proposals that could be formulated during the course of the meeting.

If you are appointing a proxy other than the Independent Representative, please complete the following:

Name and address of proxy: ______________________________

____

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be Held on September 14, 2022

LOGITECH INTERNATIONAL S.A.
EPFL – Quartier de l'Innovation
Daniel Borel Innovation Center
1015 Lausanne, Switzerland

Meeting Information

Meeting Type:	Annual General Meeting
Date:	September 14, 2022
Time:	14:00
Location:	SwissTech Convention Center, EPFL Lausanne, Switzerland

You are receiving this communication because you are a registered holder of shares in Logitech International S.A.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete Invitation and Proxy Statement that is available to you on the Internet. You may view the 2022 Invitation, Proxy Statement and Annual Report online at Logitech's Investor Relations website at http://ir.logitech.com or request a paper or electronic copy.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

PLEASE NOTE: Logitech will mail a Response Coupon for you to vote your shares, together with information about the proposals to be voted on at the Annual General Meeting, how you can exercise your voting rights and how to attend the meeting and vote in person, other relevant information, and another copy of this notice (as required by U.S. securities laws) to you on or about August 10, 2022. Alternatively, you may submit your votes online via the Internet. Please look for a special link and personal access code for e-voting in the Response Coupon mailing to follow.

You can request a paper or electronic copy of the Invitation, Proxy Statement and Annual Report that is available on the Internet by contacting Logitech Investor Relations at c/o Logitech Inc., 7700 Gateway Boulevard, Newark, California 94560, or by e-mail at LogitechIR@logitech.com. If you want to receive a paper or e-mail copy of the Invitation, Proxy Statement and Annual Report that is available on the Internet, at no charge to you, you must request one. Please make the request as instructed above on or before August 31, 2022 to facilitate timely delivery.

Voting items

The Board of Directors recommends you vote "FOR" the following proposals:

1. Approval of the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2022
2. Advisory vote to approve executive compensation
3. Appropriation of retained earnings and declaration of dividend
4. Amendment of the Articles regarding the creation of an authorized capital
5. Amendment of the Articles regarding the holding of virtual shareholder meetings
6. Amendment of the Articles regarding the name of the municipality in which Logitech's registered seat is located
7. Amendment and restatement of the 2006 Stock Incentive Plan, including an increase to the number of shares available for issuance under the Plan
8. Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2022
9. Elections to the Board of Directors
   - 9.A Re-election of Dr. Patrick Aebischer
   - 9.B Re-election of Ms. Wendy Becker
   - 9.C Re-election of Dr. Edouard Bugnion
   - 9.D Re-election of Mr. Bracken Darrell
   - 9.E Re-election of Mr. Guy Gecht
   - 9.F Re-election of Ms. Marjorie Lao
   - 9.G Re-election of Ms. Neela Montgomery
   - 9.H Re-election of Mr. Michael Polk
   - 9.I Re-election of Ms. Deborah Thomas
   - 9.J Election of Mr. Christopher Jones
   - 9.K Election of Mr. Kwok Wang Ng
   - 9.L Election of Mr. Sascha Zahnd
10. Election of the Chairperson of the Board
11. Elections to the Compensation Committee
    - 11.A Re-election of Dr. Edouard Bugnion
    - 11.B Re-election of Ms. Neela Montgomery
    - 11.C Re-election of Mr. Michael Polk
    - 11.D Election of Mr. Kwok Wang Ng
12. Approval of Compensation for the Board of Directors for the 2022 to 2023 Board Year
13. Approval of Compensation for the Group Management Team for fiscal year 2024
14. Re-election of KPMG AG as Logitech's auditors and ratification of the appointment of KPMG LLP as Logitech's independent registered public accounting firm for fiscal year 2023
15. Re-election of Etude Regina Wenger & Sarah Keiser-Wüger as Independent Representative